UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number         811-08476

The Gabelli Global Multimedia Trust Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Global Multimedia Trust Inc.

Annual Report — December 31, 2011

To Our Shareholders,

The Sarbanes-Oxley Act requires a fund’s principal executive and financial officers to certify the entire contents of the semiannual and annual shareholder reports in a filing with the Securities and Exchange Commission (“SEC”) on Form N-CSR. This certification would cover the portfolio managers’ commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Investment Performance

For the year ended December 31, 2011, the net asset value (“NAV”) total return of The Gabelli Global Multimedia Trust Inc. (the “Fund”) was (1.8)%, compared with the total return of (5.5)% for the Morgan Stanley Capital International (“MSCI”) World Free Index. The total return for the Fund’s publicly traded shares was (10.4)%. On December 31, 2011, the Fund’s NAV per share was $7.48, while the price of the publicly traded shares closed at $6.24 on the New York Stock Exchange (“NYSE”).

Enclosed are the schedule of investments and financial statements as of December 31, 2011.

Sincerely yours,

February 22, 2012	Bruce N. Alpert President

Comparative Results

Average Annual Returns through December 31, 2011 (a) (Unaudited)
	1 Year	5 Year	10 Year	Since Inception (11/15/94)
Gabelli Global Multimedia Trust
NAV Total Return (b)	(1.80)%	(5.11)%	1.30%	6.99%
Investment Total Return (c)	(10.35)	(5.79)	1.26	6.33
Standard & Poor’s 500 Index	2.11	(0.25)	2.92	8.14	(d)
MSCI World Free Index	(5.54)	(2.37)	3.62	5.65	(d)
(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Standard & Poor's 500 and MSCI World Free Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the MSCI World Free Index. You cannot invest directly in an index.
(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $7.50.
(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $7.50.
(d)	From November 30, 1994, the date closest to the Fund’s inception for which data is available.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2011:

Entertainment	20.3%
Cable	11.8%
U.S. Government Obligations	11.2%
Computer Software and Services	7.7%
Broadcasting	7.3%
Hotels and Gaming	7.1%
Satellite	6.1%
Telecommunications: National	6.0%
Wireless Communications	4.6%
Publishing	4.1%
Telecommunications: Regional	2.7%
Consumer Services	2.4%
Business Services: Advertising	1.8%

Equipment	1.4%
Retail	1.3%
Telecommunications: Long Distance	1.2%
Diversified Industrial	0.8%
Consumer Products	0.5%
Computer Hardware	0.5%
Electronics	0.4%
Financial Services	0.4%
Food and Beverage	0.3%
Business Services	0.1%
Real Estate	0.0%

100.0%

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund's proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to the Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC's website at www.sec.gov.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

SCHEDULE OF INVESTMENTS

December 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS — 88.8%
	DISTRIBUTION COMPANIES — 52.0%
	Broadcasting — 7.3%
10,000	Asahi Broadcasting Corp.	$42,567	$51,319
69,000	CBS Corp., Cl. A, Voting	933,972	1,909,920
6,400	Chubu-Nippon Broadcasting Co. Ltd.	46,376	37,417
21,000	Cogeco Inc.	414,096	997,487
2,000	Corus Entertainment Inc., Cl. B	5,257	40,480
13,000	Corus Entertainment Inc., Cl. B, Toronto	26,464	261,850
57,000	Discovery Communications Inc., Cl. A†	738,187	2,335,290
57,000	Discovery Communications Inc., Cl. C†	534,241	2,148,900
26,500	Fisher Communications Inc.†	944,334	763,995
20,000	Gray Television Inc.†	25,257	32,400
9,000	Grupo Radio Centro SAB de CV, ADR	39,884	81,450
4,550	Lagardere SCA	100,163	120,132
25,000	LIN TV Corp., Cl. A†	67,642	105,750
4,000	M6 Metropole Television SA	35,208	59,665
68,566	Media Prima Berhad	34,965	56,237
3,600	Nippon Television Network Corp.	530,748	550,968
4,650	NRJ Group	20,718	40,563
3,500	RTL Group SA	134,552	348,754
78,000	Salem Communications Corp., Cl. A†	412,859	200,460
18,500	Sinclair Broadcast Group Inc., Cl. A	131,141	209,605
23,000	Societe Television Francaise 1	229,511	224,508
50,000	Television Broadcasts Ltd.	187,673	303,221
105,000	Tokyo Broadcasting System Holdings Inc.	1,896,483	1,350,526
240,000	TV Azteca SA de CV, CPO	58,305	150,487
27,000	UTV Media plc	96,517	38,786

		7,687,120	12,420,170

	Business Services — 0.1%
1,000	Convergys Corp.†	17,738	12,770
6,000	Impellam Group plc†	8,600	24,972
10,000	Monster Worldwide Inc.†	130,730	79,300

		157,068	117,042

	Cable — 11.8%
50,000	AMC Networks Inc., Cl. A†	502,545	1,879,000
16,578	Austar United Communications Ltd.†	16,894	20,262
201,000	Cablevision Systems Corp., Cl. A	1,445,382	2,858,220
10,000	Charter Communications Inc., Cl. A†	476,062	569,400
38,500	Cogeco Cable Inc.	789,219	1,940,589
33,000	Comcast Corp., Cl. A	540,783	782,430
58,000	Comcast Corp., Cl. A, Special	1,005,920	1,366,480
123,690	Rogers Communications Inc., Cl. B, New York	751,923	4,763,302
19,310	Rogers Communications Inc., Cl. B, Toronto	148,207	743,968
42,000	Scripps Networks Interactive Inc., Cl. A	1,785,125	1,781,640
18,000	Shaw Communications Inc., Cl. B, New York	84,642	357,660
78,000	Shaw Communications Inc., Cl. B, Non-Voting, Toronto	105,571	1,550,429
26,500	Time Warner Cable Inc.	1,199,639	1,684,605

		8,851,912	20,297,985

Shares		Cost	Market Value

	Consumer Services — 2.4%
4,000	Bowlin Travel Centers Inc.†	$3,022	$5,500
14,000	Coinstar Inc.†	527,209	638,960
20,000	H&R Block Inc.	258,838	326,600
25,000	IAC/InterActiveCorp.	598,480	1,065,000
112,000	Liberty Interactive Corp., Cl. A†	887,381	1,816,080
1,900	Netflix Inc.†	173,889	131,651
22,000	TiVo Inc.†	221,341	197,340
3,000	Tree.com Inc.†	23,302	16,770

		2,693,462	4,197,901

	Diversified Industrial — 0.8%
19,000	Bouygues SA	523,392	598,661
18,432	Contax Participacoes SA, ADR	7,571	37,233
3,000	Fortune Brands Home & Security Inc.†	39,124	51,090
10,000	General Electric Co.	151,777	179,100
16,000	Jardine Strategic Holdings Ltd.	351,050	442,720
3,000	Malaysian Resources Corp. Berhad	3,735	2,044

		1,076,649	1,310,848

	Entertainment — 5.6%
25,000	British Sky Broadcasting Group plc	275,893	284,391
2,800	British Sky Broadcasting Group plc, ADR	50,468	126,812
4,005	Chestnut Hill Ventures† (a)	241,092	264,643
277,000	Grupo Televisa SA, ADR	5,428,023	5,833,620
25,000	Naspers Ltd., Cl. N	1,096,688	1,093,799
6,000	Regal Entertainment Group, Cl. A	76,930	71,640
20,000	Societe d’Edition de Canal +	87,983	110,995
17,000	Take-Two Interactive Software Inc.†	152,352	230,350
58,000	The Madison Square Garden Co., Cl. A†	417,901	1,661,120

		7,827,330	9,677,370

	Equipment — 1.4%
14,000	American Tower Corp., Cl. A	273,740	840,140
2,000	Amphenol Corp., Cl. A	7,794	90,780
70,000	Corning Inc.	552,779	908,600
2,000	Furukawa Electric Co. Ltd.	7,419	4,599
9,000	QUALCOMM Inc.	22,469	492,300

		864,201	2,336,419

	Financial Services — 0.4%
15,000	BCB Holdings Ltd.†	33,725	6,290
26,500	Kinnevik Investment AB, Cl. A	429,833	513,670
9,000	Kinnevik Investment AB, Cl. B	180,547	175,369
15,000	Waterloo Investment Holdings Ltd.† (a)	2,153	932

		646,258	696,261

	Food and Beverage — 0.3%
5,000	Beam Inc.	235,534	256,150
3,000	Compass Group plc	21,383	28,466
2,994	Pernod-Ricard SA	190,567	277,681

		447,484	562,297

	Real Estate — 0.0%
3,000	Reading International Inc., Cl. B†	22,192	16,230

	Retail — 1.3%
1,000	Amazon.com Inc.†	200,403	173,100
12,000	Barnes & Noble Inc.†	142,451	173,760
36,500	Best Buy Co. Inc.	1,187,587	853,005
27,000	HSN Inc.	573,919	979,020

		2,104,360	2,178,885

See accompanying notes to financial statements.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	DISTRIBUTION COMPANIES (Continued)
	Satellite — 6.1%
1,000	Asia Satellite Telecommunications Holdings Ltd.	$1,555	$2,009
10,000	DigitalGlobe Inc.†	195,212	171,100
150,000	DIRECTV, Cl. A†	2,482,940	6,414,000
66,000	DISH Network Corp., Cl. A	1,182,805	1,879,680
39,000	EchoStar Corp., Cl. A†	837,839	816,660
15,400	Loral Space & Communications Inc.†	951,616	999,152
6,000	PT Indosat Tbk, ADR	58,079	189,300
30	SKY Perfect JSAT Holdings Inc.	15,472	15,025

		5,725,518	10,486,926

	Telecommunications: Long Distance — 1.2%
13,000	AT&T Inc.	364,981	393,120
8,000	Brasil Telecom SA, ADR	229,288	142,320
4,500	Brasil Telecom SA, Cl. C, ADR	56,773	27,900
24,000	Philippine Long Distance Telephone Co., ADR	329,883	1,382,880
70,000	Sprint Nextel Corp.†	301,332	163,800
1,000	Startec Global Communications Corp.† (a)	4,645	2

		1,286,902	2,110,022

	Telecommunications: National — 6.0%
5,000	China Telecom Corp. Ltd., ADR	126,250	285,650
5,000	China Unicom Hong Kong Ltd., ADR	38,450	105,650
63,000	Deutsche Telekom AG, ADR	814,980	721,350
18,000	Elisa Oyj	171,518	375,772
3,000	France Telecom SA, ADR	48,120	46,980
3,605	Hellenic Telecommunications Organization SA	41,551	13,437
2,666	Level 3 Communications Inc.†	51,876	45,295
1,000	Magyar Telekom Telecommunications plc, ADR	17,104	10,600
5,000	Nippon Telegraph & Telephone Corp.	230,089	255,619
3,000	PT Telekomunikasi Indonesia, ADR	12,340	92,220
6,000	Rostelecom OJSC, ADR†	41,408	171,900
28,000	Swisscom AG, ADR	704,878	1,061,760
6,000	Telecom Argentina SA, ADR	5,820	107,280
400,000	Telecom Italia SpA	1,056,181	430,208
19,500	Telefonica Brasil SA, ADR	297,460	532,935
115,000	Telefonica SA, ADR	1,145,924	1,976,850
4,000	Telefonos de Mexico SAB de CV, Cl. L, ADR	24,509	57,760
16,000	Telekom Austria AG	213,183	191,300
18,172	TeliaSonera AB	51,070	123,496
2,400	Telstra Corp. Ltd., ADR	30,324	40,920
22,000	tw telecom inc.†	375,068	426,360
58,000	Verizon Communications Inc.	1,998,114	2,326,960
89,000	VimpelCom Ltd., ADR	118,167	842,830

		7,614,384	10,243,132

	Telecommunications: Regional — 2.7%
6,000	Bell Aliant Inc. (b)	82,128	168,383
55,000	Cincinnati Bell Inc.†	235,182	166,650
15,000	NII Holdings Inc.†	464,053	319,500
15,000	Tele Norte Leste Participacoes SA, ADR	199,226	142,650
59,000	Telephone & Data Systems Inc.	2,316,416	1,527,510
31,000	Telephone & Data Systems Inc., Special	1,349,021	738,110

Shares		Cost	Market Value

22,000	TELUS Corp.	$404,543	$1,244,741
6,000	TELUS Corp., Non-Voting	151,054	321,300

		5,201,623	4,628,844

	Wireless Communications — 4.6%
80,000	America Movil SAB de CV, Cl. L, ADR	292,062	1,808,000
2,513	Grupo Iusacell SA de CV† (a)	9,492	0
240,000	Jasmine International Public Co. Ltd. (a)	5,040	15,670
16,000	MetroPCS Communications Inc.†	158,650	138,880
13,000	Millicom International Cellular SA, SDR	1,060,312	1,302,446
4,000	Nextwave Wireless Inc.†	2,945	320
900	NTT DoCoMo Inc.	1,400,085	1,654,541
19,000	Orascom Telecom Holding SAE, GDR† (c)	105,109	54,910
34,000	SK Telecom Co. Ltd., ADR	761,600	462,740
4,203	Tim Participacoes SA, ADR	33,152	108,438
8,000	Turkcell Iletisim Hizmetleri A/S, ADR†	118,357	94,080
32,000	United States Cellular Corp.†	1,212,980	1,396,160
29,000	Vodafone Group plc, ADR	712,826	812,870

		5,872,610	7,849,055

	TOTAL DISTRIBUTION COMPANIES	58,079,073	89,129,387

	COPYRIGHT/CREATIVITY COMPANIES — 36.8%
	Business Services: Advertising — 1.8%
142,200	Clear Channel Outdoor Holdings Inc., Cl. A†	2,161,621	1,784,610
15,000	Harte-Hanks Inc.	110,333	136,350
6,000	Havas SA	28,900	24,702
10,000	JC Decaux SA†	231,338	230,311
4,000	Lamar Advertising Co., Cl. A†	94,237	110,000
2,000	Publicis Groupe	13,971	92,008
70,000	SearchMedia Holdings Ltd.†	414,634	45,500
60,000	The Interpublic Group of Companies Inc.	466,075	583,800
20,000	ValueVision Media Inc., Cl. A†	79,385	37,600

		3,600,494	3,044,881

	Computer Hardware — 0.5%
2,100	Apple Inc.†	439,530	850,500

	Computer Software and Services — 7.7%
5,000	AboveNet Inc.†	271,751	325,050
78,000	Activision Blizzard Inc.	548,947	960,960
21,500	Alibaba.com Ltd.†	37,826	22,229
25,000	EarthLink Inc.	174,320	161,000
60,000	eBay Inc.†	1,440,692	1,819,800
92,000	Electronic Arts Inc.†	1,675,641	1,895,200
5,400	Google Inc., Cl. A†	2,386,774	3,487,860
40,000	Internap Network Services Corp.†	210,904	237,600
6,000	InterXion Holding NV†	78,496	80,700
13,000	RealD Inc.†	128,798	103,220
100	Rimage Corp.	1,479	1,125
250,000	Yahoo! Inc.†	4,183,184	4,032,500

		11,138,812	13,127,244

	Consumer Products — 0.5%
2,000	Nintendo Co. Ltd.	644,188	275,432
38,000	Nintendo Co. Ltd., ADR	1,020,110	643,720

		1,664,298	919,152

	Electronics — 0.4%
2,577	CSR plc, ADR†	37,829	29,454
3,000	IMAX Corp.†	20,278	54,990

See accompanying notes to financial statements.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	COPYRIGHT/CREATIVITY COMPANIES (Continued)
	Electronics (Continued)
24,000	Intel Corp.	$584,189	$582,000
3,115	Koninklijke Philips Electronics NV	28,166	65,259

		670,462	731,703

	Entertainment — 14.7%
17,000	Ascent Capital Group Inc., Cl. A†	474,147	862,240
18,000	Crown Media Holdings Inc., Cl. A†	71,304	21,780
25,000	DreamWorks Animation SKG Inc., Cl. A†	582,742	414,875
60,000	GMM Grammy Public Co. Ltd.	45,782	34,231
55,000	Liberty Global Inc., Cl. A†	833,251	2,256,650
55,000	Liberty Global Inc., Cl. C†	800,574	2,173,600
75,287	Liberty Media Corp. - Liberty Capital, Cl. A†	1,304,886	5,876,150
22,000	Live Nation Entertainment Inc.†	209,809	182,820
5,000	Rovi Corp.†	139,505	122,900
17,000	STV Group plc†	13,537	22,045
5,500	The Walt Disney Co.	174,204	206,250
61,000	Time Warner Inc.	1,960,180	2,204,540
170,000	Universal Entertainment Corp.	3,948,413	4,702,222
57,000	Viacom Inc., Cl. A	1,325,993	3,039,810
140,000	Vivendi SA	3,029,114	3,065,812

		14,913,441	25,185,925

	Hotels and Gaming — 7.1%
85,000	Boyd Gaming Corp.†	525,523	634,100
92,000	Gaylord Entertainment Co.†	2,077,440	2,220,880
4,200	Greek Organization of Football Prognostics SA	45,444	37,127
2,000	Hyatt Hotels Corp., Cl. A†	62,969	75,280
71,500	International Game Technology	1,596,664	1,229,800
18,000	Interval Leisure Group Inc.†	349,536	244,980
600,000	Ladbrokes plc	3,607,157	1,211,331
48,000	Las Vegas Sands Corp.†	885,802	2,051,040
80,000	Melco Crown Entertainment Ltd., ADR†	556,871	769,600
40,000	MGM China Holdings Ltd.†	79,684	52,327
19,000	Penn National Gaming Inc.†	518,250	723,330
6,600	Starwood Hotels & Resorts Worldwide Inc.	141,253	316,602
30,000	Wynn Macau Ltd.	38,825	75,323
23,200	Wynn Resorts Ltd.	685,178	2,563,368

		11,170,596	12,205,088

	Publishing — 4.1%
20,000	Arnoldo Mondadori Editore SpA	63,827	35,022
70,000	Belo Corp., Cl. A	351,128	441,000
2,833	Golden Books Family Entertainment Inc.† (a)	0	0
80,000	Il Sole 24 Ore SpA†	263,447	72,892
800	John Wiley & Sons Inc., Cl. B	5,693	35,520
13,500	Meredith Corp.	425,965	440,775
5,263	Nation International Edutainment Public Co. Ltd.	421	647
1,000,000	Nation Multimedia Group Public Co. Ltd.† (a)	84,677	22,029
165,000	News Corp., Cl. A	1,801,407	2,943,600
42,000	News Corp., Cl. B	429,699	763,560
8,000	Nielsen Holdings N.V.†	210,335	237,520
974,000	Post Publishing Public Co. Ltd. (a)	47,100	87,058

Shares		Cost	Market Value

1,000	Scholastic Corp.	$16,500	$29,970
252,671	Singapore Press Holdings Ltd.	742,032	718,828
600	Spir Communication†	13,551	16,494
10,000	Telegraaf Media Groep NV	185,357	128,778
6,000	The E.W. Scripps Co., Cl. A†	35,180	48,060
19,000	The McGraw-Hill Companies Inc.	658,305	854,430
11,091	UBM plc	76,608	82,228
3,000	Wolters Kluwer NV	67,969	51,854

		5,479,201	7,010,265

	TOTAL COPYRIGHT/ CREATIVITY COMPANIES	49,076,834	63,074,758

	TOTAL COMMON STOCKS	107,155,907	152,204,145

	WARRANTS — 0.0%
	Broadcasting — 0.0%
2,250	Granite Broadcasting Corp., Ser. A, expire 06/04/12† (a)	0	0
254	Granite Broadcasting Corp., Ser. B, expire 06/04/12† (a)	0	0
10,244	Media Prima Berhad, expire 12/31/14†	2,145	2,278

		2,145	2,278

	Business Services: Advertising — 0.0%
99,500	SearchMedia Holdings Ltd., expire 11/19/12†	206,627	5,970

	TOTAL WARRANTS	208,772	8,248

Principal Amount

	U.S. GOVERNMENT OBLIGATIONS — 11.2%
$19,193,000	U.S. Treasury Bills, 0.015% to 0.055%††, 03/01/12 to 06/14/12	19,191,764	19,192,300

TOTAL INVESTMENTS — 100.0%		$126,556,443	171,404,693

Notional Amount		Termination Date	Unrealized Depreciation
$10,000,000	Interest Rate Swap Agreement	04/04/13	(490,180)

Other Assets and Liabilities (Net)			(937,092)

PREFERRED STOCK (791,614 preferred shares outstanding)			(34,775,350)

NET ASSETS — COMMON STOCK (18,080,392 common shares outstanding)			$135,202,071

NET ASSET VALUE PER COMMON SHARE ($135,202,071 ÷ 18,080,392 shares outstanding)			$7.48

(a)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2011, the market value of the fair valued securities amounted to $390,334 or 0.23% of total investments.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the market value of Rule 144A security amounted to $168,383 or 0.10% of total investments.

See accompanying notes to financial statements.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

(c)	Security illiquid and purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At December 31, 2011, the market value of the Regulation S security amounted to $54,910 or 0.03% of total investments, which was valued under methods approved by the Board of Directors as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	12/31/11 Carrying Value Per Unit
19,000	Orascom Telecom Holding SAE, GDR	11/16/09	$105,109	$2.8900

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CPO	Ordinary Participation Certificate
GDR	Global Depositary Receipt
OJSC	Open Joint Stock Company
SDR	Swedish Depositary Receipt

Geographic Diversification	% of Market Value	Market Value
North America	75.7%	$129,812,890
Europe	9.7	16,633,771
Japan	5.6	9,541,388
Latin America	5.3	9,111,684
Asia/Pacific	3.0	5,156,251
South Africa	0.7	1,093,799
Africa/Middle East	0.0	54,910

Total Investments	100.0%	$171,404,693

See accompanying notes to financial statements.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

Assets:
Investments, at value (cost $126,556,443)	$171,404,693
Foreign currency, at value (cost $782)	807
Cash	20,190
Dividends receivable	169,790
Deferred offering expense	143,555

Total Assets	171,739,035

Liabilities:
Deferred tax liability (a)	7,337
Distributions payable	16,554
Payable for investment advisory fees	113,548
Payable for payroll expenses	23,543
Payable for accounting fees	3,750
Payable for legal fees	853,444
Unrealized depreciation on swap contracts	490,180
Payable for auction agent fees	131,040
Other accrued expenses	122,218

Total Liabilities	1,761,614

Preferred Stock:
Series B Cumulative Preferred Stock (6.000%, $25 liquidation value, $0.001 par value, 1,000,000 shares authorized with 791,014 shares issued and outstanding)	19,775,350
Series C Cumulative Preferred Stock (Auction Rate, $25,000 liquidation value, $0.001 par value, 1,000 shares authorized with 600 shares issued and outstanding)	15,000,000

Total Preferred Stock	34,775,350

Net Assets Attributable to Common Shareholders	$135,202,071

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$107,562,815
Accumulated net investment income	36,341
Accumulated distributions in excess of net realized gain on investments, swap contracts, and foreign currency transactions	(16,748,914)
Net unrealized appreciation on investments	44,840,913
Net unrealized depreciation on swap contracts	(490,180)
Net unrealized appreciation on foreign currency translations	1,096

Net Assets	$135,202,071

Net Asset Value per Common Share:
($135,202,071 ÷ 18,080,392 shares outstanding at $0.001 par value; 196,750,000 shares authorized)	$7.48

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

Investment Income:
Dividends (net of foreign withholding taxes of $255,438)	$3,122,256
Interest	12,530

Total Investment Income	3,134,786

Expenses:
Investment advisory fees	1,754,549
Legal fees	1,157,225
Shareholder communications expenses	211,917
Payroll expenses	85,230
Shareholder services fees	83,624
Directors’ fees	81,098
Custodian fees	71,305
Audit fees	45,845
Accounting fees	45,000
Auction agent fees	23,760
Interest expense	319
Miscellaneous expenses	84,194

Total Expenses	3,644,066

Less:
Advisory fee reduction	(347,754)

Net Expenses	3,296,312

Net Investment Loss	(161,526)

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency:
Net realized gain on investments	5,593,375
Net realized loss on swap contracts	(413,363)
Net realized loss on foreign currency transactions	(7,201)

Net realized gain on investments, swap contracts, and foreign currency transactions	5,172,811

Net change in unrealized appreciation/depreciation:
on investments (a)	(9,616,612)
on swap contracts	312,927
on foreign currency translations	(1,026)

Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	(9,304,711)

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency	(4,131,900)

Net Decrease in Net Assets Resulting from Operations	(4,293,426)

Total Distributions to Preferred Shareholders	(1,209,367)

Net Decrease in Net Assets Attributable to Common Shareholders Resulting from Operations	$(5,502,793)

(a)	Net of change of deferred Thailand capital gains tax of $7,337.

See accompanying notes to financial statements.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

	Year Ended December 31, 2011	Year Ended December 31, 2010
Operations:
Net investment loss	$(161,526)	$(1,000,839)
Net realized gain on investments, swap contracts, and foreign currency transactions	5,172,811	2,133,907
Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	(9,304,711)	27,956,384

Net Increase/(Decrease) in Net Assets Resulting from Operations	(4,293,426)	29,089,452

Distributions to Preferred Shareholders:
Net investment income	—	(1,229,368)
Net realized short-term gain	(1,209,367)	—

Total Distributions to Preferred Shareholders	(1,209,367)	(1,229,368)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(5,502,793)	27,860,084

Distributions to Common Shareholders:
Net investment income	—	(952,685)
Net realized short-term gain	(4,218,822)	—
Return of capital	(10,618,372)	(7,198,350)

Total Distributions to Common Shareholders	(14,837,194)	(8,151,035)

Fund Share Transactions:
Net increase in net assets from common shares issued in rights offering	31,676,561	—
Offering costs for common shares charged to paid-in capital	(456,781)	—
Net decrease from repurchase of common shares	(135,085)	(1,637,367)
Net increase in net assets attributable to common shareholders from repurchase of preferred shares	—	49

Net Increase/(Decrease) in Net Assets from Fund Share Transactions	31,084,695	(1,637,318)

Net Increase in Net Assets Attributable to Common Shareholders	10,744,708	18,071,731

Net Assets Attributable to Common Shareholders:
Beginning of period	124,457,363	106,385,632

End of period (including undistributed net investment income of $36,341 and $34,850, respectively)	$135,202,071	$124,457,363

See accompanying notes to financial statements.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period:

	Year Ended December 31,
	2011	2010	2009	2008	2007
Operating Performance:
Net asset value, beginning of period	$9.17	$7.70	$5.40	$14.39	$14.09

Net investment income/(loss)	0.04	(0.07)	0.05	0.14	0.10
Net realized and unrealized gain/(loss) on investments, swap contracts, and foreign currency transactions	0.00 (e)	2.22	2.33	(8.41)	1.15

Total from investment operations	0.04	2.15	2.38	(8.27)	1.25

Distributions to Preferred Shareholders: (a)
Net investment income	—	(0.09)	(0.02)	(0.13)	(0.02)
Net realized gain	(0.07)	—	—	—	(0.18)
Return of capital	—	—	(0.07)	(0.03)	—

Total distributions to preferred shareholders	(0.07)	(0.09)	(0.09)	(0.16)	(0.20)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(0.03)	2.06	2.29	(8.43)	1.05

Distributions to Common Shareholders:
Net investment income	—	(0.07)	—	—	(0.08)
Net realized gain	(0.24)	—	—	—	(0.67)
Return of capital	(0.63)	(0.53)	—	(0.57)	(0.00	)(e)

Total distributions to common shareholders	(0.87)	(0.60)	—	(0.57)	(0.75)

Fund Share Transactions:
Decrease in net asset value from common share transactions	(0.76)	—	—	—	—
Increase in net asset value from repurchase of common shares	0.00 (e)	0.01	0.01	0.00 (e)	0.00	(e)
Increase in net asset value from repurchase of preferred shares	—	0.00 (e)	0.00 (e)	0.01	—
Offering expenses charged to paid-in capital	(0.03)	—	—	—	—

Total fund share transactions	(0.79)	0.01	0.01	0.01	0.00	(e)

Net Asset Value Attributable to Common Shareholders, End of Period	$7.48	$9.17	$7.70	$5.40	$14.39

NAV total return †	(0.13)%	28.76%	42.59%	(59.40)%	8.03%

Market value, end of period	$6.24	$8.21	$6.63	$4.45	$12.89

Investment total return ††	(10.35)%	33.88%	48.99%	(62.65)%	11.13%

See accompanying notes to financial statements.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period:

	Year Ended December 31,
	2011	2010	2009	2008	2007
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$169,977	$159,232	$141,164	$122,401	$251,334
Net assets attributable to common shares, end of period (in 000’s)	$135,202	$124,457	$106,386	$75,619	$201,506
Ratio of net investment income/(loss) to average net assets attributable to common shares before preferred share distributions	(0.11)%	(0.89)%	0.88%	1.40%	0.46%
Ratio of operating expenses to average net assets attributable to common shares before fees waived/fee reduction	2.59%	3.19%	2.46%	1.89%	—
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any	2.34%	3.19%	2.43%	1.54%	1.62%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fees waived/fee reduction	2.08%	2.44%	1.70%	1.40%	—
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any	1.88%	2.44%	1.68%	1.14%	1.32%
Portfolio turnover rate †††	14.4%	9.4%	9.6%	14.5%	14.5%
Preferred Stock:
6.00% Series B Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$19,775	$19,775	$19,778	$24,281	$24,828
Total shares outstanding (in 000’s)	791	791	791	971	993
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (b)	$25.38	$25.07	$23.53	$22.59	$24.14
Asset coverage per share	$122.20	$114.47	$101.48	$65.41	$126.10
Series C Auction Rate Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$15,000	$15,000	$15,000	$22,500	$25,000
Total shares outstanding (in 000’s)	1	1	1	1	1
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value (c)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$122,197	$114,472	$101,475	$65,411	$126,101
Asset Coverage (d)	489%	458%	406%	262%	504%

†	Based on net asset value per share, adjusted for reinvestment of distributions at prices determined under the Fund's dividend reinvestment plan including the effect of shares issued pursuant to the 2011 rights offering, assuming full subscription by shareholders.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund's dividend reinvestment plan including the effect of shares issued pursuant to the 2011 rights offering, assuming full subscription by shareholders.
†††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the year ended December 31, 2007 would have been 14.8%.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the year.
(b)	Based on weekly prices.
(c)	Liquidation value, except for 2007 when price was based on weekly auction prices. Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their stock in the auction.
(d)	Asset coverage is calculated by combining all series of preferred stock.
(e)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

NOTES TO FINANCIAL STATEMENTS

1.  Organization.  The Gabelli Global Multimedia Trust Inc. (the “Fund”) is a non-diversified closed-end management investment company organized as a Maryland corporation on March 31, 1994 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced investment operations on November 15, 1994.

The Fund’s investment objective is long-term growth of capital. The Fund will invest at least 80% of its assets, under normal market conditions, in common stock and other securities, including convertible securities, preferred stock, options, and warrants of companies in the telecommunications, media, publishing, and entertainment industries (the “80% Policy”). The 80% Policy may be changed without shareholder approval. The Fund will provide shareholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.

2.  Significant Accounting Policies.  The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and nonfinancial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Distribution Companies
Entertainment	$9,412,727	—	$264,643	$9,677,370
Financial Services	695,329	—	932	696,261
Telecommunications: Long Distance	2,110,020	—	2	2,110,022
Wireless Communications	7,833,385	$15,670	0	7,849,055
Other Industries (a)	68,796,679	—	—	68,796,679
Copyright/Creativity Companies
Publishing	6,901,178	109,087	0	7,010,265
Other Industries (a)	56,064,493	—	—	56,064,493
Total Common Stocks	151,813,811	124,757	265,577	152,204,145
Warrants:
Broadcasting	2,278	—	0	2,278
Business Services: Advertising	5,970	—	—	5,970
Total Warrants	8,248	—	0	8,248
U.S. Government Obligations	—	19,192,300	—	19,192,300
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$151,822,059	$19,317,057	$265,577	$171,404,693
OTHER FINANCIAL INSTRUMENTS:
LIABILITIES (Unrealized Depreciation): *
INTEREST RATE CONTRACT:
Interest Rate Swap Agreement	$—	$(490,180)	$—	$(490,180)

(a)	Please refer to the Schedule of Investments ("SOI") for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as swaps, which are valued at appreciation/depreciation of the instrument.

The Fund did not have significant transfers between Level 1 and Level 2 during the year ended December 31, 2011. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/10	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ depreciation †	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/11	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 12/31/11 †
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Distribution Companies
Entertainment	$182,428	$—	$—	$82,215	$—	$—	$—	$—	$264,643	$82,215
Financial Services	—	—	—	(1,221)	2,153	—	—	—	932	(1,221)
Telecommunications: Long Distance	2	—	—	—	—	—	—	—	2	—
Wireless Communications	0	—	—	—	—	—	—	—	0	—
Copyright/Creativity Companies
Publishing	0	—	—	—	—	—	—	—	0	—
Total Common Stocks	182,430	—	—	80,994	2,153	—	—	—	265,577	80,994
Warrants	0	—	—	—	—	—	—	—	0	—
TOTAL INVESTMENTS IN SECURITIES	$182,430	$—	$—	$80,994	$2,153	$—	$—	$—	$265,577	$80,994

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Derivative Financial Instruments.

The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging or protecting its exposure to interest rate movements and movements in the securities markets, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at December 31, 2011, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements.  The Fund may enter into interest rate swap or cap transactions for the purposes of hedging or protecting its exposure to interest rate movements and movements in the securities markets. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay periodically to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on the Series C Auction Rate Cumulative Preferred Stock (“Series C Stock”). Interest rate swaps transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements.

The Fund has entered into an interest rate swap agreement with Citibank N.A. Under the agreement, the Fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal value of the swap. Details of the swap at December 31, 2011 are reflected within the Schedule of Investments and further details are as follows:

Notional Amount	Fixed Rate	Floating Rate* (rate reset monthly)	Termination Date	Net Unrealized Depreciation
$10,000,000	4.32000%	0.27144%	4/04/13	$(490,180)

*	Based on LIBOR (London Interbank Offered Rate).

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

Current notional amounts are an indicator of the average volume of the Fund’s derivative activities during the year ended December 31, 2011.

As of December 31, 2011, the value of interest rate swap agreements can be found in the Statement of Assets and Liabilities under Liabilities, Unrealized depreciation on swap contracts. For the year ended December 31, 2011, the effect of interest rate swap agreements can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency, Net realized loss on swap contracts and Net change in unrealized appreciation on swap contracts.

Foreign Currency Translations.  The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted and Illiquid Securities.  The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted and illiquid securities the Fund held as of December 31, 2011, refer to the Schedule of Investments.

Securities Transactions and Investment Income.  Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense.  When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders.  Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to a write-off of the current year net operating loss, taxable overdistribution, swap contract reclasses, and tax treatment of currency gains and losses. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2011, reclassifications were made to decrease accumulated net investment loss by $163,017 and decrease accumulated distributions in excess of net realized gain on investments, swap contracts, and foreign currency transactions by $5,848,953, with an offsetting adjustment to paid-in capital.

Distributions to shareholders of the Fund’s 6.00% Series B Cumulative Preferred Stock and Series C Auction Rate Cumulative Preferred Stock (“Cumulative Preferred Stock”) are accrued on a daily basis and are determined as described in Note 5.

Under its distribution policy, the Fund declares and pays quarterly distributions. The actual source of the distribution is determined after the end of the calendar year. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long-term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pay out all of its net realized long-term capital gains as a Capital Gain Dividend. Distributions sourced from paid-in capital should not be considered the current yield or the total return from an investment in the Fund.

The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 was as follows:

	Year Ended		Year Ended
	December 31, 2011		December 31, 2010
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income	$4,218,822	$1,209,367	$952,685	$1,229,368
Return of capital	10,618,372	—	7,198,350	—

Total distributions paid	$14,837,194	$1,209,367	$8,151,035	$1,229,368

Provision for Income Taxes.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

Accumulated capital loss carryforwards	$(10,774,341)
Net unrealized appreciation on investments	38,880,778
Net unrealized depreciation on swaps contracts and foreign currency translations	(496,421)
Other temporary differences*	29,240

Total	$27,639,256

*	Other temporary differences are primarily due to current year swap accrual.

At December 31, 2011, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. $10,774,341 of capital loss carryforwards is available through 2017.

During the year ended December 31, 2011, the Fund utilized capital loss carryforwards of $5,428,189.

At December 31, 2011, the temporary difference between book basis and tax basis net unrealized appreciation on investments was primarily due to deferral of losses from wash sales for tax purposes and basis adjustments on qualified five year tax gains.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2011:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$132,523,915	$55,521,571	$(16,640,793)	$38,880,778

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2011, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2011, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2008 through December 31, 2011 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.  Agreements and Transactions with Affiliates.  The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of each particular series of the Cumulative Preferred Stock for the year.

The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Cumulative Preferred Stock for the period. For the year ended December 31, 2011, the Fund’s total return on the NAV of the common shares did not exceed the stated dividend rate or net swap expense on any of the outstanding Preferred Stock. Thus, advisory fees with respect to the liquidation value of the Preferred Stock assets were reduced by $347,754.

During the year ended December 31, 2011, the Fund paid brokerage commissions on security trades of $19,705 to Gabelli & Company, Inc. (“Gabelli & Co.”), an affiliate of the Adviser.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2011, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although officers may receive incentive based variable compensation from affiliates of the Adviser) and pays its allocated portion of the cost of the Fund’s Chief Compliance Officer. For the year ended December 31, 2011 the Fund paid or accrued $85,230 in payroll expenses in the Statement of Operations.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $6,000 plus $500 for each Board meeting attended and each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead Director each receive an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4.  Portfolio Securities.  Purchases and sales of securities during the year ended December 31, 2011, other than short-term securities and U.S. Government obligations, aggregated $24,558,661 and $22,499,403, respectively.

5.  Capital.  The charter permits the Fund to issue 196,750,000 shares of common stock (par value $0.001). The Board has authorized the repurchase of up to 1,950,000 shares on the open market when the shares are trading at a discount of 5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the year ended December 31, 2011, the Fund repurchased and retired 20,500 shares of common stock in the open market at a cost of $135,085 and an average discount of approximately 16.0% from its NAV. During the year ended December 31, 2010, the Fund repurchased and retired 235,084 shares of common stock in the open market at a cost of $1,637,367 and an average discount of approximately 12.2% from its NAV.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

Transactions in common stock were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Net increase in net assets from common shares issued in rights offering	4,525,223	$31,676,561	—	$—
Net decrease from repurchase of common shares	(20,500)	(135,085)	(235,084)	(1,637,367)

Net Increase/(Decrease)	4,504,723	$31,541,476	(235,084)	$(1,637,367)

The Fund’s Articles of Incorporation authorize the issuance of up to 2,000,000 shares of $0.001 par value Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the 6.00% Series B and Series C Auction Rate Cumulative Preferred Stock at redemption prices of $25.00 and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The Fund filed a $400 million shelf registration statement with the SEC that was declared effective on June 30, 2011, enabling the Fund to offer additional common or preferred stock.

On March 31, 2003, the Fund received net proceeds of $24,009,966 (after underwriting discounts of $787,500 and offering expenses of $202,534) from the public offering of 1,000,000 shares of 6.00% Series B Cumulative Preferred Stock (“Series B Stock”). The Fund, at its option, may redeem the Series B Stock in whole or in part at the redemption price at any time. The Board has authorized the repurchase of Series B Stock in the open market at prices less than the $25 liquidation value per share. During the year ended December 31, 2011, the Fund did not repurchase any shares of Series B Stock. At December 31, 2011, 791,014 shares of 6.00% Series B Cumulative Preferred Stock were outstanding and accrued dividends amounted to $16,479.

On March 31, 2003, the Fund received net proceeds of $24,547,465 (after underwriting discounts of $250,000 and offering expenses of $202,535) from the public offering of 1,000 shares of Series C Stock. The dividend rate, as set by the auction process, which is generally held every seven days, is expected to vary with short-term interest rates. Since February 2008, the number of Series C Stock subject to bid orders by potential holders has been less than the number of Series C Stock subject to sell orders. Therefore, the weekly auctions have failed, and the dividend rate since then has been the maximum rate. In that event, holders that have submitted sell orders may not be able to sell any or all of the Series C Stock for which they have submitted sell orders. The current maximum rate is 150% of the “AA” Financial Composite Commercial Paper Rate on the date of such auction. The dividend rates of Series C Stock ranged from 0.045% to 0.345% for the year ended December 31, 2011. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Shareholders of the Series C Stock may also trade their shares in the secondary market. The Fund, at its option, may redeem the Series C Stock in whole or in part at the redemption price at any time. There were no redemptions of Series C Stock during the year ended December 31, 2011. At December 31, 2011, 600 shares of Series C Stock were outstanding with an annualized dividend rate of 0.045% per share and accrued dividends amounted to $75.

The holders of Cumulative Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Cumulative Preferred Stock voting together as a single class also have the right currently to elect two Directors and under certain circumstances are entitled to elect a majority of the Board. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

On March 29, 2011, the Fund distributed one transferable right for each of the 13,575,669 shares of common stock outstanding on that date. Three rights were required to purchase one additional share of common stock at the subscription price of $7.00 per share. On April 26, 2011, the Fund issued 4,525,223 shares of common stock, receiving proceeds of $31,676,561, prior to the deduction of offering expenses of $456,781. The NAV per share of the Fund was reduced by approximately $0.76 per share as a result of the issuance of shares below NAV.

6.  Industry Concentration.  Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the telecommunications, media, publishing, and entertainment industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7.  Indemnifications.  The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8.  Other Matters.  On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

9.  Subsequent Events.  Effective January 5, 2012, the Fund changed its name to The Gabelli Multimedia Trust Inc. The ticker symbol and CUSIP remains the same.

Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

The Gabelli Global Multimedia Trust Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Global Multimedia Trust Inc. (hereafter referred to as the “Trust”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 28, 2012

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

ADDITIONAL FUND INFORMATION (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Multimedia Trust Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3]:
Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 69	Since 1994**	27	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer- Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of RLJ Acquisition Inc. (blank check company)

INDEPENDENT DIRECTORS[5]:
Anthony J. Colavita[4] Director Age: 76	Since 2001**	35	President of the law firm of Anthony J. Colavita, P.C.	—
James P. Conn[4] Director Age: 73	Since 1994*	19	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (insurance holding company) (1992-1998)	Director of First Republic Bank (banking) through January 2008 and LaQuinta Corp. (hotels) through January 2006
Gregory R. Dube Director Age: 57	Since 2010**	1	Managing Member Roseheart Associates, LLC	—
Frank J. Fahrenkopf Jr. Director Age: 72	Since 1999***	7	President and Chief Executive Officer of the American Gaming Association; Co-Chairman of the Commission on Presidential Debates; Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking)
Anthony R. Pustorino Director Age: 86	Since 1994*	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing) (2002-2010)
Werner J. Roeder, MD Director Age: 71	Since 1999***	22	Medical Director of Lawrence Hospital and practicing private physician	—
Salvatore J. Zizza Director Age: 66	Since 1994***	29	Chairman (since 1978) of Zizza & Company, Ltd. (financial consulting); Chairman (since 2006) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 2000) of BAM Inc. (manufacturing); Chairman (since 2009) of E-Corp English (business services)	Non-Executive Chairman and Director of Harbor BioSciences, Inc. (biotechnology); Vice Chairman and Director of Trans-Lux Corporation (business services); Chairman and Chief Executive Officer of General Employment Enterprises, Inc. (staffing) Director of Bion Environmental Technologies (technology) (2005-2008); Director of Earl Schieb Inc. (automotive painting) through April 2009.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

ADDITIONAL FUND INFORMATION (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:
Bruce N. Alpert President and Acting Chief Compliance Officer Age: 60	Since 2003 Since November 2011	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc. 2008 - 2010; President of Teton Advisors, Inc. 1998 - 2008; Senior Vice President of GAMCO Investors, Inc. since 2008
Agnes Mullady Treasurer and Secretary Age: 53	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex
Carter W. Austin President and Vice President and Ombudsman Age: 45	Since 2010	Vice President and or Ombudsman of closed-end funds within the Gabelli/GAMCO Funds complex; Vice President of Gabelli Funds, LLC since 1996
Laurissa M. Martire Vice President Age: 35	Since 2004	Vice President and or Ombudsman of closed-end funds within the Gabelli/GAMCO Funds complex; Assistant Vice President of GAMCO Investors, Inc. since 2003

1	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:
*	– Term expires at the Fund’s 2012 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	– Term expires at the Fund’s 2013 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	– Term expires at the Fund’s 2014 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
3	“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.
4	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.
5	Directors who are not interested persons are considered “Independent” Directors.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of June 15, 2011, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

INCOME TAX INFORMATION (Unaudited)

December 31, 2011

Cash Dividends and Distributions

	Payable Date	Record Date	Total Amount Paid Per Share	Ordinary Investment Income	Return of Capital	Dividend Reinvestment Price
Common Shares
	03/30/11	03/24/11	$0.20000	$0.05590	$0.14410	$7.83714
	06/23/11	06/16/11	0.20000	0.05590	0.14410	7.72570
	09/23/11	09/16/11	0.20000	0.05590	0.14410	6.53490
	12/16/11	12/13/11	0.27000	0.07550	0.19450	6.25750

			$0.87000	$0.24320	$0.62680
6.000% Series B Cumulative Preferred Stock
	03/28/11	03/21/11	$0.37500	$0.37500
	06/27/11	06/20/11	0.37500	0.37500
	09/26/11	09/19/11	0.37500	0.37500
	12/27/11	12/19/11	0.37500	0.37500

			$1.50000	$1.50000

Series C Auction Rate Cumulative Preferred Stock

Auction Rate Preferred Stock pay dividends weekly based on the maximum rate.

A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2011 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains, if any. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV. There were no long-term gain distributions for the year ended December 31, 2011.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

The Fund paid to 6.000% Series B Cumulative Preferred shareholders ordinary income dividends of $1.50 per share in 2011. The Fund paid weekly distributions to Series C Auction Rate Cumulative Preferred shareholders at varying rates throughout the year, including an ordinary income dividend totaling $37.21 per share in 2011. For the year ended December 31, 2011, 22.41% of the ordinary dividend qualified for the dividends received deduction available to corporations, 58.79% of the ordinary income distribution was deemed qualified dividend income, and 0.00% of the ordinary income distribution was qualified interest income. The percentage of ordinary income dividends paid by the Fund during 2011 derived from U.S. Treasury securities was 0.00% . Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2011. The percentage of U.S. Government securities held as of December 31, 2011 was 11.20%.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

INCOME TAX INFORMATION (Continued) (Unaudited)

December 31, 2011

Historical Distribution Summary

	Investment Income (b)	Short-Term Capital Gains (b)	Long-Term Capital Gains	Non-Taxable Return of Capital	Total Distributions (e)	Adjustment to Cost Basis (d)
Common Stock
2011	—	$0.24320	—	$0.62680	$0.87000	$0.62680
2010	—	0.05670	—	0.54330	0.60000	0.54330
2009	—	—	—	—	—	—
2008	—	—	—	0.57000	0.57000	0.57000
2007	$0.07790	0.26410	$0.40800	—	0.75000	—
2006	0.23073	0.01224	0.38703	—	0.63000	—
2005	0.12450	0.00800	0.46750	—	0.60000	—
2004	—	—	—	—	—	—
2003	—	—	—	—	—	—
2002	—	—	—	—	—	—
2001	0.00580	0.01060	0.04360	—	0.06000	—
2000(a)	0.16300	0.20880	1.20320	—	1.57500	—
1999	—	1.28340	2.33660	—	3.62000	—
1998	—	0.19950	0.60050	—	0.80000	—
1997	0.00580	0.26820	0.57600	—	0.85000	—
1996	0.01030	0.07900	0.28570	—	0.37500	—
1995(c)	0.07880	0.15290	0.01830	—	0.25000	—
1994	0.03050	0.00100	0.00140	0.01710	0.05000	0.01710
6.000% Series B Cumulative Preferred Stock
2011	.—	$1.50000	—	—	$1.50000	—
2010	—	1.50000	—	—	1.50000	—
2009	$0.40680	—	—	$1.09320	1.50000	$1.09320
2008	1.24360	—	—	0.25640	1.50000	0.25640
2007	0.15560	0.52840	$0.81600	—	1.50000	—
2006	0.54940	0.02930	0.91230	—	1.50000	—
2005	0.31120	0.02000	1.16880	—	1.50000	—
2004	0.41320	0.28440	0.80240	—	1.50000	—
2003	—	—	1.10420	—	1.10420	—
Series C Auction Rate Cumulative Preferred Stock
2011	—	$37.21000	—	—	$37.21000	—
2010	—	66.47000	—	—	66.47000	—
2009	$19.14269	—	—	$51.45731	70.60000	$51.45731
2008	628.35200	—	—	129.44800	757.80000	129.44800
2007	140.12030	475.50103	$734.35867	—	1,349.98000	—
2006	447.80000	23.74500	751.09500	—	1,222.64000	—
2005	172.40170	11.08530	647.7330	—	831.22000	—
2004	103.27300	71.04640	200.52090	—	374.87000	—
2003	—	—	227.06000	`—	227.06000	—

(a)	On June 19, 2000, the Company also distributed Rights equivalent to $1.46 per share based upon full subscription of all issued shares.
(b)	Taxable as ordinary income.
(c)	On August 11, 1995, the Company also distributed Rights equivalent to $0.46 per share based upon full subscription of all issued shares.
(d)	Decrease in cost basis.
(e)	Total amounts may differ due to rounding.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The Gabelli Global Multimedia Trust Inc. (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:

The Gabelli Global Multimedia Trust Inc.

c/o Computershare

P.O. Box 43010

Providence, RI 02940-3010

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy shares of common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940-3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Global Multimedia Trust Inc. (the “Fund”) is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

DIRECTORS AND OFFICERS

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

One Corporate Center, Rye, NY 10580-1422

Directors

Mario J. Gabelli, CFA

Chairman & Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance Holdings Ltd.

Gregory R. Dube

Managing Member, Roseheart Associates, LLC

Frank J. Fahrenkopf, Jr.

President & Chief Executive Officer,

American Gaming Association

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus, Pace University

Werner J. Roeder, MD

Medical Director,

Lawrence Hospital

Salvatore J. Zizza

Chairman, Zizza & Co., Ltd.

Officers

Bruce N. Alpert

President and Acting Chief Compliance Officer

Agnes Mullady

Treasurer & Secretary

Carter W. Austin

Vice President & Ombudsman

Laurissa M. Martire

Vice President

Investment Adviser

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

Custodian

State Street Bank and Trust Company

Counsel

Paul Hastings LLP

Transfer Agent and Registrar

Computershare Trust Company, N.A.

Stock Exchange Listing

	Common	6.00% Preferred
NYSE–Symbol:	GGT	GGT PrB
Shares Outstanding:	18,080,392	791,014

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGGTX”.

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase shares of its common stock in the open market when the Fund’s shares are trading at a discount of 5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase shares of its preferred stock in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

One Corporate Center, Rye, NY 10580-1422

Phone: 800-GABELLI (800-422-3554)
Fax: 914-921-5118 Internet: www.gabelli.com
e-mail: closedend@gabelli.com

GGT Q4/2011

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $38,867 for 2010 and $38,867 for 2011.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $8,333 for 2010 and $21,833 for 2011. Audit-related fees represent services provided in the preparation of Preferred Shares Reports.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,625 for 2010 and $3,625 for 2011. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2010 and $0 for 2011.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2010 and $0 for 2011.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of the following members: Anthony R. Pustorino, Werner J. Roeder and Salvatore J. Zizza.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I. Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II. Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III. Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations

- Legal Department

- Proxy Department

- Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV. Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.

A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

[Adviser name]

Attn: Proxy Voting Department

One Corporate Center

Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V. Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•

Shareholder Vote Authorization Forms (“VAFs”) – Issued by Broadridge Financial Solutions, Inc. (“Broadridge”) VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system. The system is backed up regularly.

Proxy Edge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How GAMCO voted for the client on each issue

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

•	VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

•	A limited Power of Attorney appointing the attendee an Adviser representative.

•

A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

•	A sample ERISA and Individual contract.

•	A sample of the annual authorization to vote proxies form.

•	A copy of our most recent Schedule 13D filing (if applicable).

Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

GENERAL POLICY STATEMENT

It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

- Paying greenmail

- Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications

•	Nominating committee in place

•	Number of outside directors on the board

•	Attendance at meetings

•	Overall performance

SELECTION OF AUDITORS

In general, we support the Board of Directors’ recommendation for auditors.

BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans

•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

CONFIDENTIAL BALLOT

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

EQUAL ACCESS TO THE PROXY

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.

ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation

•	Management history of responsiveness to shareholders

•	Other mitigating factors

POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%

•	Kind of stock to be awarded, to whom, when and how much

•	Method of payment

•	Amount of stock already authorized but not yet issued under existing stock option plans

SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of The Gabelli Global Multimedia Trust Inc., (the Trust). Mr. Gabelli has served as Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. and its affiliates since their organization.

Lawrence J. Haverty, Jr., CFA, is associate portfolio manager of the Gabelli Global Multimedia Trust. (2005 – present). Prior to 2005 Mr. Haverty was a managing director for consumer discretionary research at State Street Research, the Boston-based subsidiary of Metropolitan Life Insurance Company.

Christopher J. Marangi, Senior Vice President. Mr. Marangi joined Gabelli as an analyst in 2003 and currently leads the digital research team covering the global media and telecommunications industries. He has been the Associate Portfolio Manager of the Gabelli Value Fund since 2006. Prior to joining the firm, Mr. Marangi was an investment banking analyst at J.P. Morgan & Co., and then as Associate at Wellspring Capital Management, a private equity firm. He graduated magna cum laude and Phi Beta Kappa from Williams College and holds and MBA from Columbia University Graduate School of Business.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by the portfolio managers and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2011. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance

1. Mario J. Gabelli	Registered Investment Companies:	26	18.1B	7	4.0B
	Other Pooled Investment Vehicles:	16	604.9M	13	551.7M
	Other Accounts:	1,766	13.4B	9	1.4B

2. Lawrence J. Haverty, Jr.	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	6	5.9M	0	0

3. Christopher J. Marangi	Registered Investment Companies:	5	5.5B	1	1.9B
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	102	164.8M	0	0

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. Because the portfolio managers manage many accounts, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote all of their attention to the management of only a few accounts.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other portfolio managers of the Adviser, and their affiliates.

PURSUIT OF DIFFERING STRATEGIES. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio managers may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more of their accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that they manage. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or its affiliates have investment interests. In Mr. Gabelli’s case, the Adviser’s compensation and expenses for the Fund are marginally greater as a percentage of assets than for certain other accounts and are less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with on-performance based accounts. In addition, he has investment interests in several of the funds managed by the Adviser and its affiliates.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Trust. Five closed-end registered investment companies (including this Trust) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

COMPENSATION STRUCTURE FOR PORTFOLIO MANAGERS OF THE ADVISER OTHER THAN MARIO GABELLI

The compensation of the Portfolio Managers for the Fund is structure to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective Portfolio Manager’s compensation) allocable to the respective Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli, Lawrence J. Haverty, Jr. and Christopher J. Marangi each owned over $1,000,000, $100,001 to $500,000 and $1 – $10,000 respectively, of shares of the Trust as of December 31, 2011.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs

Month #1 07/01/11 through 07/31/11	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 18,100,892 Preferred Series B – 791,014

Month #2 08/01/11 through 08/31/11	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 18,100,892 Preferred Series B – 791,014

Month #3 09/01/11 through 09/30/11	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 18,100,892 Preferred Series B – 791,014

Month #4 10/01/11 through 10/31/11	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 18,100,892 Preferred Series B – 791,014

Month #5 11/01/11 through 11/30/11	Common – 20,500 Preferred Series B – N/A	Common – $6.523 Preferred Series B – N/A	Common – 20,500 Preferred Series B – N/A	Common – 18,080,392 Preferred Series B – 791,014

Month #6 12/01/11 through 12/31/11	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 18,080,392 Preferred Series B – 791,014

Total	Common – 20,500 Preferred Series B – N/A	Common – $6.523 Preferred Series B – N/A	Common – 20,500 Preferred Series B – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.

The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.

The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 5% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)		The Gabelli Global Multimedia Trust Inc.

By (Signature and Title)*		/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/9/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/9/12

By (Signature and Title)*		/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	3/9/12

*	Print the name and title of each signing officer under his or her signature.